FIFTH AMENDMENT TO CREDIT AGREEMENT
This Fifth Amendment to Credit Agreement (“Fifth Amendment”) is made as of this 8th day of February, 2011, by and among PMFG, Inc. (“Holdings”), Borrowers (as defined below), which are listed on attached Schedule 1, the Lenders (as defined below) signatory hereto and Comerica Bank, as Agent for the Lenders (in such capacity, the “Agent”).
RECITALS
A. Holdings, Peerless Mfg. Co. (the “Company”), PMC Acquisition, Inc. (“PMC Acquisition”), and, following the execution and delivery by any other Subsidiary (as defined in the Credit Agreement), and acceptance by the Agent, from time to time, of a Credit Agreement Joinder Agreement from such Subsidiary, collectively with the Company, PMC Acquisition and each such Subsidiary, the “Borrowers” and each individually, a “Borrower”) are party to that certain Revolving Credit and Term Loan Agreement dated April 30, 2008, with the financial institutions from time to time signatory thereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”) and Agent (as amended or otherwise modified from time to time, the “Credit Agreement”).
B. Borrowers have requested that Agent and the Lenders make certain amendments to the Credit Agreement as set forth herein and Agent and the Lenders are willing to do so, but only on the terms and conditions set forth in this Fifth Amendment.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Borrowers, Agent and the Lenders agree as follows:
1. The following definitions in Section 1 of the Credit Agreement are hereby amended and restated as follows:
“Change in Control” shall mean any of the following events or circumstances: (a) any Person or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) other than underwriters’ ownership of stock as an underwriting allotment as part of a bona fide distribution to the public or NSB Advisors, LLC shall either (i) acquire beneficial ownership of more than 30% of any outstanding class of common stock of Holdings having ordinary voting power in the election of directors of Holdings or (ii) obtain the power (whether or not exercised) to elect a majority of Holdings’ directors, or (b) any “Change of Control”, as such term or similar concept is defined in any Subordinated Debt Document.
2. The reference in Section 9.1(j) to “Change of Control” is hereby deleted and replaced with “Change in Control”.

3. This Fifth Amendment shall become effective (according to the terms hereof) on the date (the “Fifth Amendment Effective Date”) that the following conditions have been fully satisfied by Borrowers (the “Conditions”):
(a)
Agent shall have received via facsimile or electronic mail (followed by the prompt delivery of original signatures) counterpart originals of this Fifth Amendment, in each case duly executed and delivered by the Agent, Borrowers and the Lenders.

(b)	Borrowers shall have paid to the Agent all fees and other amounts, if any, that are due and owing to the Agent as of the Fifth Amendment Effective Date.
4. Upon the Fifth Amendment Effective Date, this Fifth Amendment shall be given retroactive effect to December 15, 2010.
5. Borrowers hereby certify to the Agent and the Lenders as of the Fifth Amendment Effective Date and after giving effect to this Amendment, that (a) execution and delivery of this Fifth Amendment and the other Loan Documents required to be delivered hereunder, and the performance by Borrowers of their obligations under the Credit Agreement as amended hereby (herein, as so amended, the “Amended Credit Agreement”) are within the Borrowers’ powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation or bylaws or other organizational documents of the parties thereto, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Fifth Amendment, of any governmental body, agency or authority, and the Amended Credit Agreement and the other Loan Documents required to be delivered hereunder will constitute the valid and binding obligations of such undersigned parties enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Section 6 of the Amended Credit Agreement are true and correct on and as of the Fifth Amendment Effective Date (except to the extent such representations specifically relate to an earlier date), and (c) on and as of the Fifth Amendment Effective Date, after giving effect to this Fifth Amendment, no Default or Event of Default shall have occurred and be continuing.
6. Except as specifically set forth above, this Fifth Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Amended Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), any of the Notes issued thereunder or any of the other Loan Documents. Nor shall this Fifth Amendment constitute a waiver or release by the Agent or the Lenders of any right, remedy, Default or Event of Default under or a consent to any transaction not meeting the terms and conditions of the Amended Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents. Furthermore, this Fifth Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders with respect to any other non-compliance by Borrowers or any Guarantor with the Amended Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction. Borrowers hereby confirm that each of the Collateral Documents continues in full force and effect and secures, among other things, all of its obligations, liabilities and indebtedness owing to the Agent and the Lenders under the Credit Agreement and the other Loan Documents (where applicable, as amended herein).

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7. Borrowers hereby acknowledge and agree that this Fifth Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering any obligation of Borrowers, any other Credit Party, any Guarantor or any other party or any rights, privilege or remedy of the Lenders under the Credit Agreement, any other Loan Document, any other agreement or document, or any contract or instrument.
8. Except as specifically defined to the contrary herein, capitalized terms used in this Fifth Amendment shall have the meanings set forth in the Credit Agreement.
9. This Fifth Amendment may be executed in counterpart in accordance with Section 13.9 of the Credit Agreement and shall be considered a “Loan Document” within the meaning of the Credit Agreement.
10. This Fifth Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

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WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK, as Agent

By:	/s/ Kelly Cowherd

	Name:	Kelly Cowherd
	Title:	AVP

Signature page to Fifth Amendment

PMFG, INC.

By:	/s/ Henry Schopfer

	Name:	Henry Schopfer
	Title:	Chief Financial Officer

PEERLESS MFG. CO.

By:	/s/ Henry Schopfer

	Name:	Henry Schopfer
	Title:	Chief Financial Officer

PMC ACQUISITION, INC.

By:	/s/ Henry Schopfer

	Name:	Henry Schopfer
	Title:	Chief Financial Officer

NITRAM ENERGY, INC.

By:	/s/ Henry Schopfer

	Name:	Henry Schopfer
	Title:	Chief Financial Officer

BOS-HATTEN, INC.

By:	/s/ Henry Schopfer

	Name:	Henry Schopfer
	Title:	Chief Financial Officer

BURGESS — MANNING, INC.

By:	/s/ Henry Schopfer

	Name:	Henry Schopfer

	Title:	Chief Financial Officer

Signature page to Fifth Amendment

BURMAN MANAGEMENT, INC.

By:	/s/ Henry Schopfer

	Name:	Henry Schopfer
	Title:	Chief Financial Officer

Signature page to Fifth Amendment

LENDERS:

COMERICA BANK, as a Lender, Issuing Lender and Swing Line Lender

By:	/s/ Kelly Cowherd

	Name:	Kelly Cowherd
	Title:	AVP

Signature page to Fifth Amendment

MB FINANCIAL BANK, N.A.

By:	/s/ Evelyn Guzman

	Name:	Evelyn Guzman
	Title:	Vice President

Signature page to Fifth Amendment

CITIBANK N.A.

By:	/s/ Deb Purvin

	Name:	Deb Purvin
	Title:	Vice President

Signature page to Fifth Amendment

SCHEDULE 1
Peerless Mfg. Co.
PMC Acquisition, Inc.
Nitram Energy, Inc.
Bos-Hatten, Inc.
Burgess — Manning, Inc.
Burman Management, Inc.